SunTrust Banks, Inc. 4Q 2006 Earnings Presentation January 19, 2007 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2005 Annual Report on Form 10-K,
Quarterly Reports for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006 on Form 10-Q and Current Reports on Form 8-K.
This presentation may include non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures can be found in
SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets,"
"potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may," “will,” “should,” “would,” and "could." Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements involve significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's 2005 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K
filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Those factors include:
changes in general business or economic conditions, including customers' ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income;
we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement the business strategy; our accounting policies and methods are key to how we report financial condition and results of operation, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

Strategic Priorities
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process
Managing Talent
Delivering Growth
Increasing Efficiency
and Productivity
Improving
Performance
Streamlining Process

Efficiency and Productivity
The E
2
Program: Excellence in Execution
Estimated Total Expense Reduction
(1)
(2)
Does not include one-time costs associated with implementation, including severance.
Included in 2007 outlook for noninterest expense provided on October 17, 2006.
($ in millions)
(1)
Cumulative
Total
2007 2008 2009
(2)
Cost Saves
Achieved by
End of Period
Corporate Real Estate
Supplier Management
Offshoring/Outsourcing
Process Reengineering
Organizational Review
75
115
45
55
110
TOTAL
$
$135 $250 $400
$400

Additional Investment in Growth and E²
Initiatives in 2007
Additional Investments in Initiatives
Growth Businesses: High Growth Potential,
Profit Margins and RAROC
• Retail: Business Banking, Consumer
Lending, De Novo Branches
• Mortgage: Origination and Servicing
• CIB: Debt Capital Markets
• Wealth and Investment Management:
High Growth Segments
E²
Program
• Corporate Real Estate
• Offshoring/Outsourcing
$70 million
$20 million
~
~
~
~

2005 4Q 2005
Income Statement Overview
Net Interest Income (FTE)
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Provision for Income Taxes
Net Income Available to
Common Shareholders
Diluted Net Income Per
Average Common Share
($ in millions, except per share data)
$1,185
883
2,068
1,234
203
$524
$1.46
4Q 2006
% Change vs.
(2)%
11%
3%
2%
(4)%
1%
2%
$4,748
3,468
8,217
4,880
884
$2,135
$5.88
2%
10%
5%
4%
1%
7%
7%
% Change vs.
Full Year
Full Year
2006
(1)
(1)
Includes merger-related expenses of $6.5 million in 4Q 2005 and $98.6 million in 2005.
(1)

Balance Sheet Overview
Real Estate 1-4 Family
Real Estate Construction
Real Estate Home Equity Lines
Real Estate Commercial
Commercial – FTE
Consumer – Direct
Consumer – Indirect
Total Loans
Total Securities Available for Sale - FTE
Total Earning Assets
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
(Average balances, $ in billions)
$34.3
13.2
13.7
12.8
34.0
4.1
8.2
121.4
23.2
160.1
22.6
18.4
23.1
5.4
16.7
12.3
98.6
4Q 2006 4Q 2005
15%
30%
5%
-
3%
(24)%
(8)%
7%
(7)%
4%
(9)%
8%
(11)%
(1)%
26%
36%
3%
% Change vs.

Capital Restructuring Plan Summary
Issuance
$500 Million Perpetual
Preferred Stock
$500 Million Preferred Purchase
Security
$1 Billion Share Repurchase
($871mm ASR + $126mm market)
$1 Billion Enhanced TRuP
Call $1 Billion Existing TRuPs
Timing Pricing
5.92%
3ML+0.53%
5.853%
(5yT+1.125%)
-
6.10%
(30yT+1.48%)
$12 million loss
Sept. 5
Oct. 18
3Q/4Q
Nov. 29
Oct/Dec
Capital Ratios Before Plan After Plan
Tier 1
Tangible Equity to Tangible Assets
7.31%
5.81%
7.65%
6.05%
(1)
(1)
At 6/30/2006
(2)
(2)
At 12/31/2006, estimated as of the earnings release date

(1) Includes the Accelerated Share Repurchase program announced in October 2006.
(2) Buyback amounts shown in chart are before any reduction from other capital stock issuances.
38
40
41
38
37
34
34 33
36
33 33
50
39
52
62
74
86
105
68
106
79
93
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Dividend Buyback
Returning Capital to Common Equity Shareholders
SunTrust returned 74% of earnings on average to common shareholders during this period
%
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
NCF Acquisition
Impact
(1)
(2)